                                                                   EXHIBIT 99.4

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
--------------------------------
Steve Moeller
Director, Accounting

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to July Monthly Operating Report

                                           Summary Of Bank, Investment & Petty Cash Accounts                           Attachment 1
                                                       Cape May Light, L.L.C.
Summary                                                Case No: 01-10961 (JCA)                                            UNAUDITED
Cape May Light, LLC                                    For Month Of July, 2002

                                                  Balances
                                       ------------------------------     Receipts &              Bank
                                          Opening          Closing        Disbursements           Statements          Account
Account                                As Of 7/01/02    As Of 7/31/02     Included                Included            Reconciled
-------                                -------------    -------------     --------                --------            ----------
American Classic Voyages Co.                    0.00             0.00     No -                    No -                No -
Bank of America                                                           Account                 Account             Account
Account # - 0030 6982 7205                                                Closed                  Closed              Closed

Cape May Light Escrow                           0.00             0.00     No - Amount Was         No - Account Is     No
US Dept of Transportation                                                 Offset Against          Under Control
Maritime Administration                                                   Debt To Maritime        Of Maritime
                                                                          Administration          Administration -
                                                                                                  No Statements

American Classic Voyages Co.                    0.00             0.00     No -                    No -                No -
Bank of America                                                           Account                 Account             Account
Account # - 0041 6103 2379                                                Closed                  Closed              Closed

Cape May Light                                  0.00             0.00     No -                    No - Not            No -
Petty Cash                                                                No Activity             A Bank              No Activity
                                                                                                  Account

                                Receipts & Disbursements                                            Attachment 2
                                Cape May Light, L.L.C.
Summary                         Case No: 01-10961 (JCA)
Cape May Light, LLC             For Month Of July, 2002
Attach 2


  No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

                                  Concentration & Investment Account Statements                     Attachment 3
                                             Cape May Light, L.L.C.
Summary                                      Case No: 01-10961 (JCA)
Cape May Light, LLC                          For Month Of July, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 16:54:52
INCOME STATEMENT - ATTACHMENT 4                        Page:  1
Current Period: JUL-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                       PTD-Actual
                                       31-Jul-02
                                       ----------
Revenue
Gross Revenue                               0.00
Allowances                                  0.00
                                       ---------
Net Revenue                                 0.00

Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                            0.00
Passenger Expenses                          0.00
Vessel Expenses                             0.00
Layup/Drydock Expense                       0.00
Vessel Insurance                        2,679.52
                                       ---------
Total Operating Expenses                2,679.52

                                       ---------
Gross Profit                           (2,679.52)

SG&A Expenses
Sales & Marketing                           0.00
Start-Up Costs                              0.00
                                       ---------
Total SG&A Expenses                         0.00

                                       ---------
EBITDA                                 (2,679.52)

Depreciation                                0.00

                                       ---------
Operating Income                       (2,679.52)

Other Expense/(Income)
Interest Income                             0.00
Equity in Earnings for Sub                  0.00
Reorganization expenses                     0.00
                                       ---------
Total Other Expense/(Income)                0.00

                                       ---------
Net Pretax Income/(Loss)               (2,679.52)

Income Tax Expense                          0.00

                                       ---------
Net Income/(Loss)                      (2,679.52)
                                       =========

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:45
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: JUL-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                           YTD-Actual           YTD-Actual
                                           31-Jul-02            22-Oct-02
                                         -------------        -------------
ASSETS

Cash and Equivalent                               0.00            29,003.54

Restricted Cash                                   0.00           785,839.00

Accounts Receivable                               0.00            15,651.15

Inventories                                       0.00           750,424.74

Prepaid Expenses                                  0.00            71,343.83

Other Current Assets                              0.00                 0.00

                                         -------------        -------------
Total Current Assets                              0.00         1,652,262.26

Fixed Assets                                      0.00        42,033,338.72

Accumulated Depreciation                          0.00          (550,825.00)

                                         -------------        -------------
Net Fixed Assets                                  0.00        41,482,513.72

Net Goodwill                                      0.00                 0.00

Intercompany Due To/From                 (12,523,737.74)      (12,278,102.19)

Net Deferred Financing Fees                       0.00         2,559,333.82

Net Investment in Subsidiaries                    0.00                 0.00

                                         -------------        -------------
Total Other Assets                       (12,523,737.74)      (9,718,768.37)

                                         -------------        -------------
Total Assets                             (12,523,737.74)      33,416,007.61
                                         =============        =============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:45
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: JUL-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                              YTD-Actual           YTD-Actual
                                              31-Jul-02            22-Oct-02
                                            -------------        -------------
LIABILITIES

Accounts Payable                                   310.00            18,286.96

Accrued Liabilities                                  0.00           454,710.16

Deposits                                             0.00                 0.00

                                            -------------        -------------
Total Current Liabilities                          310.00           472,997.12

Long Term Debt                                       0.00                 0.00

Other Long Term Liabilities                          0.00                 0.00

                                            -------------        -------------
Total Liabilities                                  310.00           472,997.12

Liabilities Subject to Compromise           39,141,915.81        39,937,580.57

OWNER'S EQUITY

Common Stock                                         0.00                 0.00

Add'l Paid In Capital                                0.00                 0.00

Current Net Income (Loss)                  (44,575,882.57)       (2,857,115.19)

Retained Earnings                           (7,090,080.98)       (4,137,454.89)

                                            -------------        -------------
Total Owner's Equity                       (51,665,963.55)       (6,994,570.08)

                                            -------------        -------------
Total Liabilities & Equity                 (12,523,737.74)       33,416,007.61
                                            =============        =============

                                                               BEGINNING                                          ENDING
AFFILIATE NAME                                 CASE NUMBER      BALANCE               DEBITS       CREDITS        BALANCE
American Classic Voyages Co.                   01-10954          656,724.33             --           350.00        656,374.33
AMCV Cruise Operations, Inc.                   01-10967       (8,124,903.59)            --         2,329.52     (8,127,233.11)
The Delta Queen Steamboat Co.                  01-10970        8,431,118.53             --               --      8,431,118.53
DQSB II, Inc.                                  01-10974              (82.74)            --               --            (82.74)
Great AQ Steamboat, L.L.C                      01-10960        1,640,241.44             --               --      1,640,241.44
Great Pacific NW Cruise Line, L.L.C            01-10977           (5,380.67)            --               --         (5,380.67)
Great River Cruise Line, L.L.C                 01-10963          (33,543.95)            --               --        (33,543.95)
Great Ocean Cruise Line, L.L.C                 01-10959           (1,844.01)            --               --         (1,844.01)
Cruise America Travel, Incorporated            01-10966       (1,054,561.24)            --               --     (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C             01-10964          217,385.53             --               --        217,385.53
Cape Cod Light, L.L.C                          01-10962           (8,675.31)            --               --         (8,675.31)
Project America, Inc.                          N/A               (57,268.50)            --               --        (57,268.50)
Oceanic Ship Co.                               N/A                13,839.73             --               --         13,839.73
Project America Ship II, Inc.                  N/A               412,316.64             --               --        412,316.64
Ocean Development Co.                          01-10972      (14,604,239.22)            --               --    (14,604,239.22)
Great Hawaiian Cruise Line, Inc.               01-10975           (8,411.75)            --               --         (8,411.75)
Great Hawaiian Properties Corporation          01-10971            4,188.00             --               --          4,188.00
CAT II, Inc.                                   01-10968            2,038.56             --               --          2,038.56
                                                             ----------------------------------------------------------------
                                                             (12,521,058.22)            --         2,679.52    (12,523,737.74)
                                                             ================================================================

                             Cape May Light, L.L.C.
                                 01-10961 (JCA)

                           Accounts Receivable Aging
                              As of July 31, 2002

                                  Attachment 7

                                 Not Applicable

                                 CAPE MAY LIGHT
                               AP-STEAMER CHECKS

                              31-000-221300-00000

                                    JULY-02

OUTSTANDING CHECKS:
                            1091 Multi-Marques                                50.00
                            1162 K. McKnight-McRae's                         100.00
                            1166 K. McKnight-Gordon's                        100.00
                            1192 Donald Vivier-Capitol One                    40.00
                            1195 Donald Vivier-Retailer Nat. Bank             20.00

                                                                             ------
                            Total per G/L:                                   310.00
                                                                             ======

                            ATTACHMENT # 8

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.